Exhibit 99.1

JOINT FILING AGREEMENT

November 8, 2021

The undersigned hereby agree as follows:

(i) Each of them is individually eligible to use the Schedule 13D to which this Exhibit is attached, and such Schedule 13D is filed on behalf of each of them; and

(ii) Each of them is responsible for the timely filing of such Schedule 13D and any amendments thereto, and for the completeness and accuracy of the information concerning such person contained therein; but none of them is responsible for the completeness or accuracy of the information concerning the other persons making the filing, unless such person knows or has reason to believe that such information is inaccurate.

Date: November 8, 2021

Columbia Capital Employee Investors IV, L.P.

By:	Columbia Capital IV, LLC
Its:	General Partner

By:	/s/ Donald A. Doering
Name:	Donald A. Doering
Title:	Executive Vice President

Columbia Capital Equity Partners IV, L.P.

By:	Columbia Capital IV, LLC
Its:	General Partner

By:	/s/ Donald A. Doering
Name:	Donald A. Doering
Title:	Executive Vice President

Columbia Capital Equity Partners IV (QPCO), L.P.

By:	Columbia Capital Equity Partners IV, L.P.
Its:	General Partner

By:	Columbia Capital IV, LLC
Its:	General Partner

By:	/s/ Donald A. Doering
Name:	Donald A. Doering
Title:	Executive Vice President

Columbia Capital Equity Partners IV (QP), L.P.

By:	Columbia Capital Equity Partners IV, L.P.
Its:	General Partner

By:	Columbia Capital IV, LLC
Its:	General Partner

By:	/s/ Donald A. Doering
Name:	Donald A. Doering
Title:	Executive Vice President

Columbia Capital Equity Partners IV (ECI), LTD

By:	Columbia Capital Equity Partners IV (QP), L.P.
Its:	Sole Shareholder

By:	Columbia Capital Equity Partners IV, L.P.
Its:	General Partner

By:	Columbia Capital IV, LLC
Its:	General Partner

By:	/s/ Donald A. Doering
Name:	Donald A. Doering
Title:	Executive Vice President

Columbia Capital IV, LLC

By:	/s/ Donald A. Doering
Name:	Donald A. Doering
Title:	Executive Vice President

James B. Fleming

By:	/s/ James B. Fleming
Name:	James B. Fleming